Commitments And Contingencies	12 Months Ended
Sep. 30, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments And Contingencies
17. COMMITMENTS AND CONTINGENCIES
Lease Commitments
The Company leases vehicles, machinery and a manufacturing facility under various capital leases. The Company also leases office equipment, vehicles and manufacturing and office facilities under various operating leases.
In 2018, the Company entered into a lease agreement for its corporate headquarters in Chicago, IL. The Company was responsible for costs to build out the office space and spent approximately $3.4 million in improvements to meet the Company’s needs. Based on the lease agreement and the changes made to the office space the Company concluded that it was the “deemed owner” of the building (for accounting purposes only) during the construction period. The Company recorded the build out costs as an asset with a corresponding build-to-suit
liability while the building was under construction. Upon completion of the improvements to the building, the Company evaluated the derecognition of the asset and liability under the provisions of ASC
840-40,
Leases—Sale-Leaseback Transactions
. The Company determined that the lease does not meet the criteria for sale-leaseback accounting treatment, due to the Company’s continuing involvement in the project. As a result, the building is being accounted for as a financing obligation. The underlying assets amount to approximately $9.2 million. The Company determined its incremental borrowing rate for the purpose of calculating the interest and principal components of each lease payment was 8.4%.
Future minimum annual payments under noncancelable leases with initial or remaining noncancelable lease terms in excess of one year as of September 30, 2020 were as follows (in thousands):

	Capital	Financing	Operating
2021	$1,635	$776	$2,646
2022	1,522	787	2,555
2023	1,118	806	2,355
2024	735	826	1,974
2025	598	846	1,569
Thereafter	2,191	3,823	3,397

Total payments	$7,799	$7,864	$14,496

Less amount representing interest	(3,843)

Present value of minimum capital lease payments	$3,956

Total rent expense was approximately $1.6 million, $1.3 million and $1.4 million for the years ended September 30, 2020, 2019 and 2018, respectively. The future minimum sublease income under a noncancelable sublease was $0.9 million at September 30, 2020.
Raw Material and Fixed Asset Purchase Commitments
The Company fulfills requirements for raw materials under both purchase orders and supply contracts. In the year ended September 30, 2020, the Company purchased substantially all of its raw materials, other than resins, under purchase orders which do not involve long-term supply commitments.
Substantially all of the Company’s resins are purchased under supply contracts that may average approximately one to two years, for which pricing is variable based on certain industry-based market indices. The resin supply contracts are negotiated annually and generally provide that the Company is obligated to purchase a minimum amount of resins from each supplier. As of September 30, 2020, the Company has purchase commitments under material supply contracts of $3.1 million for the calendar year ending December 31, 2020. As of September 30, 2020, and 2019, the Company had committed to purchase $1.5 million and $0.7 million of equipment, respectively.
Legal Proceedings
In the normal course of the Company’s business, it is at times subject to pending and threatened legal actions, in some cases for which the relief or damages sought may be substantial. Although the Company is not able to predict the outcome of such actions, after reviewing all pending and threatened actions with counsel and based on information currently available, management believes that the outcome of such actions, individually or in the aggregate, will not have a material adverse effect on the Company’s results of operations or financial position. However, it is possible that the ultimate resolution of such matters, if unfavorable, may be material to the Company’s results of operations in a particular future period as the time and amount of any resolution of such actions and its relationship to the future results of operations are not currently known. The Company accrues for losses when they are probable of occurrence and such losses are reasonably estimable. Legal costs expected to be incurred are accounted for as they are incurred.
Loss Contingencies
On June 18, 2018, the Company acquired Versatex. In connection with a contingent liability assumed by the Company in the acquisition, the Company recorded a contingent liability of $5.8 million as a measurement period adjustment to the opening balance sheet related to the assumption of a contingency related to an automobile accident involving a Versatex employee prior to the acquisition. The case was fully settled during the year ended September 30, 2020 and payment of $5.8 million was made by the Company’s insurer to the claimants.

During the year ended September 30, 2019, the Company was made aware of a worker’s compensation case that became reasonably possible to give rise to a liability. The case is in discovery as the nature and extent of the Company’s exposure is currently being determined. The Company expects a range of loss of $0.4 million to $0.5 million. As of September 30, 2020, there are various other worker’s compensation and personal injury claims that have been made against the Company. All such claims are being contested and the Company does not believe a loss is probable; therefore, no reserve has been recorded related to these matters. In addition, the Company carries insurance for these types of matters and is expecting to recover thereon.
The Company is a party to various legal proceedings and claims, which arise in the ordinary course of business. As of September 30, 2020, the Company determined that there was not at least a reasonable possibility that it had incurred a material loss, or a material loss in excess of a recorded accrual, with respect to such proceedings.
Gain Contingency
During the quarter ended March 31, 2018, the Company paid a litigation settlement of $7.5 million. The Company had previously recorded a reserve in the same amount during the quarter ended March 31, 2017. The Company maintains specialty insurance policies. The Company filed claims under its insurance policies to recover the loss and legal defense costs. During the year ended September 30, 2019, the Company received $7.7 million as settlement of its claims under the specialty insurance policies. The settlement of $7.7 million is included in operating income for the year ended September 30, 2019.